#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 December 31, 2025 Investor Presentation

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Forward-Looking Statements The statements contained in this presentation that are not historical facts are forward-looking statements (as defined by the Private Securities Litigation Reform Act of 1995) based on management’s current expectations and beliefs concerning future developments and their potential effects on Shore Bancshares, Inc. (the “Company”). Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. These statements are evidenced by terms such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions. Although these statements reflect management’s good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: the strength of the United States (“U.S.”) economy and general economic conditions, (including the interest rate environment, government economic and monetary policies, the strength of global financial markets and inflation/deflation and supply chain issues), whether national or regional, and conditions in the lending markets in which we participate that may have an adverse effect on the demand for our loans and other products, our credit quality and related levels of nonperforming assets and loan losses, and the value and salability of the real estate that we own or that is the collateral for our loans; the ability to effectively manage the information technology systems, including third-party vendors, cyber or data privacy incidents or other failures, disruptions or security breaches, and risk related to the development and use of artificial intelligence; the ability to develop and use technologies to provide products and services that will satisfy customer demands; results of examinations of us by our regulators, including the possibility that our regulators may, among other things, require us to increase our reserve for loan losses or to write-down assets; changing bank regulatory conditions, policies or programs, whether arising as new legislation or regulatory initiatives, which could lead to restrictions on activities of banks generally, or our subsidiary bank in particular, more restrictive regulatory capital requirements, increased costs, including deposit insurance premiums, regulation or prohibition of certain income producing activities or changes in the secondary market for loans and other products; changes in market rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our balance sheet; our liquidity requirements could be adversely affected by changes in our assets and liabilities; our ability to prudently manage our growth and execute our strategy; impairment of our goodwill and intangible assets; competitive factors among financial services organizations, including product and pricing pressures and our ability to attract, develop and retain qualified banking professionals; the effect of acquisitions we have made or may make, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from such acquisitions, and/or the failure to effectively integrate an acquisition target into our operations; the growth and profitability of noninterest or fee income being less than expected; the effect of legislative or regulatory developments, including changes in laws concerning taxes, banking, securities, insurance and other aspects of the financial services industry; the effect of any change in federal government enforcement of federal laws affecting the cannabis industry; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the U.S. Securities and Exchange Commission (the “SEC”), the Public Company Accounting Oversight Board and other regulatory agencies; changes in U.S. trade policies, including the implementation of tariffs and other protectionist trade policies; the impact of governmental efforts to restructure or adjust the U.S. financial regulatory system; the impact of recent or future changes in Federal Deposit Insurance Corporation (the “FDIC”) insurance assessment rate or the rules and regulations related to the calculation of the FDIC insurance assessment amount, including any special assessments; the effects of federal government shutdowns, debt ceiling standoff, or other uncertainty regarding fiscal and governmental policies of the U.S. federal government; climate change and other catastrophic events or disasters; geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts of terrorism, and/or military conflicts, which could impact business and economic conditions in the United States and abroad; and other factors that may affect our future results. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s 2024 Annual Report on Form 10-K filed with the SEC and available at the SEC’s Internet site (https://www.sec.gov). This presentation has been prepared by the Company solely for informational purposes based on its own information, as well as information from public sources. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company has not independently verified such information and cannot guarantee the accuracy of such information. This presentation has been prepared to assist interested parties in making their own evaluation of the Company and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of the Company and the data set forth in the presentation and other information provided by or on behalf of the Company. This presentation is not an offer to sell securities and it is not soliciting an offer to buy securities in any state where the offer or sale is not permitted. Neither the SEC nor any other regulatory body has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Non-GAAP Financials This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures and the Company’s reported results prepared in accordance with GAAP. Numbers in this presentation may not sum due to rounding. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within this presentation, as necessary, of the non-GAAP financial measures to the most directly comparable GAAP financial measures. For more details on the Company's non-GAAP measures, refer to the Appendix in this presentation. 2

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 About Our Company HEADQUARTERS: 3 Shore Bancshares, Inc. is the largest independent financial holding company headquartered on the Eastern Shore of Maryland. It is the parent company of Shore United Bank, N.A. The Bank offers personal and business banking solutions including personal checking accounts, business checking accounts, personal savings accounts, business savings accounts, home loans, personal loans, certificates of deposit, individual retirement accounts, and much more. The Company engages in trust and wealth management services through Wye Financial Partners, a division of Shore United Bank, N.A. Easton, Maryland SERVICE AREA: Maryland, Virginia and Delaware region with 40 full-service branches (1) Per FDIC Annual Market Share Data published June 30, 2025 for the Maryland counties of Calvert, Caroline, Charles, Dorchester, Queen Anne's, St. Mary's, Talbot, and Worcester. Total Assets Total Loans Total Deposits Market Cap $6.3B $4.9B $5.5B $0.6B ▪ 25.60% deposit market share in Maryland market area(1) ▪ Noninterest deposits at 28.69% of total deposits at Q4 2025 Founded in 1876, Shore United Bank, N.A. is one of the area’s oldest and largest depository institutions

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Suburban and Rural Branches Support Maryland Franchise and Growing Presence in Virginia and Delaware Branch locations (40 branches) Commercial Lending Centers (4 locations) Mortgage Loan Offices (3 locations) Pennsylvania West Virginia Virginia Delaware New Jersey Maryland I-60 I-60 I-83 I-95 I-695 I-70 I-495 I-66 I-95 I-64 Fredericksburg Charlottesville Waldorf Easton Investment Services Offices (5 locations) Maryland 4

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Investment Opportunity Q4 2025 ▪ EPS and ROATCE of $0.48 per diluted share and 14.10%, respectively ▪ ROAA of 1.02% and 1.11% (non-GAAP) Q3 2025 ▪ EPS and ROATCE of $0.43 per diluted share and 13.27%, respectively ▪ ROAA of 0.95% and 1.05% (non-GAAP) Improving Profitability Dominant Deposit Market Share Supports Dynamic Growth Markets Continued Strong Credit Performance Expense Management and Technology Will Enhance Operating Leverage ▪ 26% deposit market share in Maryland(1) ▪ Noninterest deposits at 29% of total deposits at Q4 2025 ▪ 2024 Median Household income is $102,905 in MD, $87,534 in DE, $92,090 in VA, vs. $81,604 for the US ▪ 0.69% Q4 2025 NPAs / Assets ▪ 136.17% Q4 2025 Reserves / Nonperforming Assets ▪ 1.20% Q4 2025 Reserves / Gross Loans ▪ $6.6 million 2025 YTD Net Charge-Offs ▪ Multiple initiatives are focused on improving operating leverage (1) Per FDIC Annual Market Share Data published June 30, 2025 for the Maryland counties of Calvert, Caroline, Charles, Dorchester, Queen Anne's, St. Mary's, Talbot, and Worcester. 5 $6.3 billion community bank with dominant market share in Central and Southern Maryland and an established presence in Delaware and Virginia

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 2026 Management Focus 6 1 Ensuring strong capital position and risk management practices 2 Investing in the business and driving automation 3 Driving core deposit growth and ensuring ample liquidity 4 Rigorously managing credit quality 5 Focusing on diligent expense control

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Fourth Quarter 2025 Results (1) All figures shown on an end of period basis with comparisons to the third quarter of 2025 unless otherwise noted. 7 Q4 2025 net income of $15.9 million, or $0.48 per diluted share Q4 2025 Highlights(1) $15.9 million Net Income Available to Common Equity (+10.7% vs. Q3 2025) $23.6 million Pre-Tax Pre-Provision Income (+7.4% vs. Q3 2025) $20.8 million Income Before Income Taxes (+9.5% vs. Q3 2025) $4.90 billion Total Period End Loans (+0.4% vs. Q3 2025) $5.53 billion Total Period End Deposits (+0.1% vs. Q3 2025) ▪ Total loans of $4.90 billion (+0.4%) ▪ Net interest income of $50.4 million (+3.7%) ▪ Net interest margin of 3.43% (+1 bps) ▪ Pre-tax pre-provision income of $23.6 million; pre-tax income of $20.8 million ▪ Adjusted efficiency ratio – non-GAAP of 56.59% (-71 bps) ▪ Return on average tangible common equity of 14.10%; return on average common equity of 10.79% ▪ Common equity Tier 1 risk-based capital ratio of 10.52% ▪ NCOs / average loans (annualized) of 0.29% ▪ Provision for credit losses on loans of $2.8 million ▪ ACL / loans of 1.20% (-2 bps) ▪ Tangible book value / share of $14.87

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Profitability Trends (1) Core earnings per share, adjusted return on average assets and return on average tangible common equity are non-GAAP financial measures – see Non-GAAP reconciliations in Appendix. 0.94% 1.02% 1.15% 1.05% 1.11% Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 13.67% 14.05% 14.99% 13.27% 14.10% Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 8 $0.44 $0.46 $0.52 $0.48 $0.52 $0.40 $0.41 $0.46 $0.43 $0.48 $0.04 $0.05 $0.06 $0.05 $0.04 Diluted net income per common share Core earnings per share adjustment Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Higher net interest income contributed to growth in earnings Core Earnings Per Share(1) Adjusted Return on Average Assets – Non-GAAP(1) Return on Average Tangible Common Equity – Non-GAAP(1)

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Commercial real estate 54.0% Residential real estate 28.9% Construction 7.0% Commercial 4.6% Consumer (incl. credit cards) 5.5% Quarterly Loan Trends $4.90B Concentrations as a percentage of total capital as of December 31, 2025: ▪ CRE Concentration Ratio = 342.55% ▪ Construction Concentration Ratio = 54.48% 9 Quarterly Loans ($ in millions) Loan Composition (As of December 31, 2025) Total loans increased $17.3 million driven by growth of AD&C and Commercial Business lines $4,772 $4,777 $4,828 $4,883 $4,900 $2,558 $2,544 $2,604 $2,643 $2,644 $1,329 $1,326 $1,349 $1,383 $1,415 $336 $366 $350 $352 $345 $238 $234 $224 $222 $226$311 $307 $300 $283 $270 Commercial real estate Residential real estate Construction Commercial Consumer Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 ▪ Fixed-interest rate loans scheduled to mature after Q4 2027 are $1.66 billion or 34%. ▪ The weighted average interest rate for loans scheduled to mature after Q4 2027 was 5.51%. Fixed Rate Loans by Maturity as of December 31, 2025 10 Fixed Rate Loans Maturity(1) $ m ill on s $57.1 $82.6 $55.9 $38.2 $35.2 $40.5 $105.0 $76.5 4.52% 5.30% 4.78% 5.02% 4.48% 4.50% 4.68% 5.10% Fixed-interest rate loans Weighted Interest Rate Q1 2026 Q2 2026 Q3 2026 Q4 2026 Q1 2027 Q2 2027 Q3 2027 Q4 2027 $— $50.0 $100.0 $150.0 $200.0 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% (1) excludes construction to perm loans and loans with no maturity (i.e credit cards)

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Commercial Real Estate Portfolio Details as of December 31, 2025 Total CRE Portfolio $2.93B Total average CRE loan size(1) $1.12M % with guaranty (by $ / by #) 84% / 90% Past due 30-89 days $2.11 million / 0.07% of total CRE Nonaccrual $25.72 million / 0.88% of total CRE Special mention $52.35 million / 1.79% of total CRE Classified $40.55 million / 1.39% of total CRE ▪ Office CRE loans comprise 16.60% of total CRE loans and 9.92% of our total loan portfolio ▪ CRE portfolio is 26.47% owner occupied, 52.97% non-owner occupied, 11.69% construction and 8.87% multifamily ▪ 73.50% of CRE loans are below $1 million dollars 11 CRE Portfolio Metrics Number of Loans by Balance 1,916 585 64 37 4 1 <$1mm $1-5mm $5-10mm $10-20mm $20-30mm >$30mm 0 500 1,000 1,500 2,000 2,500 (1) Overall loan portfolio average loan size is $270k

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Commercial Real Estate Portfolio Details as of December 31, 2025 Multifamily 9.9% Industrial 9.9% Office 16.6% Retail 19.0% Other 37.9% Hotel/Motel 6.7% MD 54.1% VA 22.9% DE 9.3% Other 13.7% CRE Portfolio Composition(1) Amount ($000) % of CRE Loans Multifamily $ 289,727 9.9 % Industrial 290,476 9.9 Retail 555,082 19.0 Other 1,108,371 37.9 Hotel/Motel 196,211 6.7 Office(2) 485,941 16.6 Total $ 2,925,808 100.0 % Location Loan Count Amount ($000) % of Total Office Metropolitan(3) 15 $ 13,628 2.8 % Suburban 327 378,773 78.0 Rural 139 93,539 19.2 Total 481 $ 485,940 100.0% (1) CRE portfolio composition by Call Report Code. (2) Office CRE loan portfolio average loan size was $1.0 million. (3) Metropolitan includes major cities of Baltimore, Alexandria and Washington, D.C. Office 12 CRE Portfolio Composition CRE Portfolio Geography CRE Geography(1) % of CRE Loans Amount ($000) Maryland (Top 3 Counties) Anne Arundel 8.2% $ 239,170 St. Mary's 7.3% $ 214,826 Charles 5.9% $ 171,182 Other 32.7% $ 957,440 Virginia (Top 3 Counties) Spotsylvania 3.4% $ 100,777 Stafford 2.7% $ 77,576 Fredericksburg City 2.3% $ 66,803 Other 14.5% $ 424,908 Delaware New Castle 3.3% $ 95,465 Sussex 3.2% $ 93,053 Kent 2.8% $ 82,425 Other States Other 13.7% $ 402,183 Total 100.0% $ 2,925,808

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Quarterly Deposit Trends 13 $5,528 $5,460 $5,314 $5,528 $5,534 $1,563 $1,565 $1,575 $1,594 $1,588 $978 $852 $763 $852 $853 $1,806 $1,801 $1,691 $1,790 $1,815 $1,182 $1,242 $1,284 $1,292 $1,278 Noninterest-bearing deposits Interest-bearing checking Money market and savings Time deposits(1) Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Noninterest- bearing deposits 28.69% Interest- bearing checking 15.41% Money market and savings 32.80% Time deposits(1) 23.10% Quarterly Deposits ($ in millions) Deposit Composition (as of December 31, 2025) Total deposits increased $5.7 million, or 0.10%, to $5.53 billion. $5.53B ▪ Deposit franchise positions Bank to succeed in a variety of rate environments ▪ Noninterest-bearing deposits were 28.69% of total deposits at FY 2025 ▪ 16.94% of deposits are uninsured ▪ Reciprocal deposits of $905.8 million were indexed to Fed Funds at December 31, 2025 (1) Time deposits include $10.9 million of brokered deposits for FY 2025.

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Investment Portfolio 14 ▪ Allocation: AFS 34%, HTM 65% and equity securities 1% ▪ Effective duration of 3.60 years ▪ Reinvesting 2025 maturing cash flows in stable average life MBS and floating rate bonds ▪ The portfolio exhibits asymmetric sensitivity, with significantly higher exposure to a falling rate environment. In a +200 bps scenario, expected cash flows through 2026 are projected to decline by 7%, while a -200 bps shift drives a substantial 32% increase compared to the base case ▪ MBS securities concentrated in less sensitive prepayment collateral types: low loan balance pools and discounted low coupon pools ▪ $314.5 million or 49% of the portfolio is unencumbered Treasury/Agency 18.4% SBA 1.1% MBS 77.7% Municipal 0.2% Corporate 1.6% CRA Fund Investments 1.0% $641.4M Securities Portfolio Composition at December 31, 2025 Risk Metrics Conservatively constructed to provide liquidity and consistent cash flows in various interest rate scenarios Portfolio Summary ($ in thousands) Book Value Unrealized Gains/ (Losses) Market Value Available for sale $ 226,677 $ (6,319) $ 220,358 Held to maturity 414,926 (36,810) 378,116 Total $ 641,603 $ (43,129) $ 598,474

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 $44,011 $46,029 $47,252 $48,655 $50,441 3.03% 3.24% 3.35% 3.42% 3.43% 2.85% 3.02% 3.10% 3.22% 3.24% 2.94% 3.28% 3.43% 3.57% Net Interest Income NIM NIM Excluding Accretion Regional Peer Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 NIM and NIM Excluding Accretion(1) (1) NIM excludes net accretion income – see Non-GAAP reconciliations in Appendix. 15 Net Interest Income and Net Interest Margin ($ in thousands) Margin Comments Net Interest Income and Net Interest Margin Trends with Regional Peer's Median Margin Q4 2025 vs Q3 2025 ▪ Net Interest margin increased from 3.42% in Q3 2025 to 3.43% in Q4 2025 ▪ Average loan yields increased from 5.77% in Q3 2025 to 5.85% in Q4 2025 ▪ Cost of deposits remained stable at 1.99% for Q3 2025 and Q4 2025 ▪ NIM increased 1 basis points (“bps”) to 3.43% during the fourth quarter of 2025 from 3.42% in the third quarter of 2025. NIM excluding accretion(1) increased for the comparable periods from 3.22% to 3.24%. ▪ Excluding accretion interest, loan yields increased 2 bps and funding costs decreased 4 bps for the comparable periods. Net interest income increased due to modest loan growth, slightly higher accelerated accretion income and loan and securities repricing, coupled with lower cost of deposits during the period. ▪ Compared to the prior quarter, the rate paid on interest-bearing liabilities increased from 2.96% in Q3 2025 to 2.97% in Q4 2025.

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Loan Portfolio Details Commercial real estate Residential real estate Construction Commercial Consumer Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 5.00% 5.50% 6.00% 6.50% 7.00% 7.50% 8.00% 16 Selected Yields (%) 5.25% 5.35% 5.44% 5.42% 5.45% 3.23% 3.05% 3.05% 2.96% 2.97% Total interest-earning assets Total interest-bearing liabilities 2024 Q4 2025 Q1 2025 Q2 2025 Q3 2025 Q4 2.00% 3.00% 4.00% 5.00% 6.00% Assets & Liability Yield / Rate Trends Asset yields excluding accretion continue to reprice at higher rates while interest-bearing liability yields lower QoQ (1) (1) included accelerated credit mark associated with paydown of a loan

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Noninterest Income 17 Noninterest Income Composition Quarterly Noninterest Income ▪ Lower mortgage banking activity due to seasonality ▪ Well-diversified sources of fee income ▪ One-time increase related to insurance proceeds Service charges on deposit accounts 19.2% Trust and investment fee income 12.0% Mortgage banking revenue 13.6% Interchange credits 21.5% Other noninterest income 33.7% $8.7M ($ in thousands) Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Service charges on deposit accounts $ 1,606 $ 1,514 $ 1,519 $ 1,599 $ 1,663 Trust and investment fee income 857 823 942 898 1,042 Mortgage banking revenue 2,026 1,240 2,379 1,278 1,181 Interchange credits 1,726 1,577 1,788 1,858 1,862 Other noninterest income 2,638 1,849 2,690 2,068 2,919 Total noninterest income $ 8,853 $ 7,003 $ 9,318 $ 7,701 $ 8,667

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Noninterest Expense 18 Noninterest Expense Trends ($ in thousands) Quarterly Noninterest Expense Details Noninterest expense increased due to credit related expenses and write down of repossessed assets ($ in thousands) Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Salaries and employee benefits $ 17,209 $ 16,440 $ 17,742 $ 18,642 $ 18,582 Occupancy expense 2,474 2,538 2,472 2,406 2,461 Software and data processing 4,512 4,691 4,819 5,155 5,197 Amortization of other intangible assets 2,298 2,278 2,272 2,039 2,000 Other noninterest expense 7,450 7,800 7,105 6,137 7,259 Total noninterest expense $ 33,943 $ 33,747 $ 34,410 $ 34,379 $ 35,499 Efficiency Ratio(1) $33,943 $33,747 $34,410 $34,379 $35,499 $17,209 $16,440 $17,742 $18,642 $18,582 $2,474 $2,538 $2,472 $2,406 $2,461 $4,512 $4,691 $4,819 $5,155 $5,197$2,298 $2,278 $2,272 $2,039 $2,000 $7,450 $7,800 $7,105 $6,137 $7,259 Salaries and employee benefits Occupancy expense Software and data processing Amortization of other intangible assets Other noninterest expense Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 64.21% 63.64% 60.83% 61.00% 60.06%60.28% 59.25% 56.73% 57.30% 56.59% GAAP Non-GAAP Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 (1) Non-GAAP financial measures – see Non-GAAP reconciliations in Appendix.

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Credit Quality Statistics ($ in thousands) Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Nonperforming Assets Nonaccrual loans $ 21,008 $ 15,402 $ 16,782 $ 24,378 $ 39,960 90+ days delinquent accruing 294 894 215 153 255 Other real estate owned (“OREO”) 179 179 179 120 113 Repossessed property 3,315 2,429 2,457 3,432 2,879 Total nonperforming assets $ 24,796 $ 18,904 $ 19,633 $ 28,083 $ 43,207 Net Charge-offs Net Charge-Offs (Recoveries) $ 1,333 $ 554 $ 649 $ 1,825 $ 3,619 19 0.40% 0.31% 0.33% 0.45% 0.69% Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 1.21% 1.21% 1.21% 1.22% 1.20% Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Nonperforming Assets / Total Assets Reserves / Loans Held for Investments

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Current Expected Credit Losses – Loans 20 ACL / Total Loans ($ in thousands) ACL by Loan Type Provision for loan losses decreased due to favorable economic outlook partially offset by higher charge-offs ▪ ACL of $58.8 million or 1.20% of outstanding loans equals 136.17% of nonperforming loans at December 31, 2025. ▪ The decrease in the provision during the current quarter was due to favorable economic outlook partially offset by higher charge-offs. In addition, during the current quarter the reserve for unfunded commitments decreased by $79 thousand as a result of lower utilization on outstanding lines of credit. ($ in thousands) Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Commercial real estate $ 22,846 $ 21,988 $ 20,179 $ 21,069 $ 21,387 Commercial 3,138 2,855 2,870 3,642 3,005 Construction 2,854 3,842 5,805 6,221 5,968 Total Commercial 28,838 28,685 28,854 30,932 30,360 Residential real estate 21,776 22,393 23,203 22,810 22,510 Consumer 6,889 6,574 6,188 5,702 5,767 Credit cards 407 390 238 110 199 Total Residential and Consumer $ 29,072 $ 29,357 $ 29,629 $ 28,622 $ 28,476 Allowance for Credit Losses $ 57,910 $ 58,042 $ 58,483 $ 59,554 $ 58,836 $57,910 $58,042 $58,483 $59,554 $58,836 1.21% 1.21% 1.21% 1.22% 1.20% Total ACL ACL/Total Loans 2024 Q4 2025 Q1 2025 Q2 2025 Q3 2025 Q4

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Quarterly Capital Ratios 8.02% 8.27% 8.65% 8.86% 8.82% 9.44% 9.75% 9.90% 10.21% 10.52% 10.06% 10.37% 10.51% 10.82% 11.15% 12.18% 12.52% 12.65% 12.88% 13.61% Tier 1 Leverage Ratio Common Equity Tier 1 Tier 1 Risk-Based Capital Ratio Total Risk-Based Capital Ratio 2024Q4 2025Q1 2025Q2 2025Q3 2025Q4 .00% 2.50% 5.00% 7.50% 10.00% 12.50% 15.00% 21 Holding Company Holding Company

Appendix

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Financial Highlights (1) Gross loans are inclusive of net deferred costs and fees. (2) Non-GAAP financial measures. Refer to Appendix to this presentation for a reconciliation. (3) NPLs include nonaccrual loans and BEFDs. NPAs include NPLs and OREO. Balance Sheet ($ in thousands, except per share data) For the Quarters Ended December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 Total Assets $ 6,258,818 $ 6,278,479 $ 6,037,874 $ 6,176,563 $ 6,230,763 Gross Loans(1) 4,900,302 4,882,969 4,827,628 4,777,489 4,771,988 Deposits 5,533,864 5,528,165 5,313,958 5,460,345 5,528,336 Tangible Common Equity(2) 496,885 482,219 468,167 453,171 439,489 Consolidated Capital (%) Tangible Common Equity / Tangible Assets(2) 8.06% 7.80% 7.88% 7.46% 7.17 % Tier 1 Leverage Ratio 8.82% 8.86% 8.65% 8.27% 8.02 % Tier 2 Risk-Based Ratio 13.61% 12.88% 12.65% 12.52% 12.18 % TBV Per Share(2) $ 14.87 $ 14.43 $ 14.03 $ 13.58 $ 13.19 Asset Quality NPAs / Assets(3) 0.69% 0.45% 0.33% 0.31% 0.40 % NCOs / Average Portfolio Loans 0.29% 0.15% 0.05% 0.05% 0.11 % NPLs(3) + OREO / GPLs + OREO 0.99% 0.71% 0.55% 0.43% 0.55 % ACL / NPLs(3) 147.24% 244.29% 348.49% 376.85% 275.66 % Profitability Net Income $ 15,887 $ 14,348 $ 15,507 $ 13,764 $ 13,282 ROAA 1.02% 0.95% 1.03% 0.91% 0.86 % Adjusted ROAA (Non-GAAP)(2) 1.11% 1.05% 1.15% 1.02% 0.94 % Pre-tax Pre-provision (“PTPP”) ROAA(2) 1.51% 1.45% 1.48% 1.28% 1.22 % ROACE 10.79% 9.96% 11.13% 10.20% 9.82 % Adjusted ROACE (Non-GAAP)(2) 11.83% 11.04% 12.35% 11.47% 10.82 % ROATCE(2) 14.10% 13.27% 14.99% 14.05% 13.67 % Net Interest Margin 3.43% 3.42% 3.35% 3.24% 3.03 % Net Interest Margin Excluding Accretion(2) 3.24% 3.22% 3.10% 3.02% 2.85 % Efficiency Ratio 60.06% 61.00% 60.83% 63.64% 64.21 % Efficiency Ratio (Non-GAAP)(2) 56.59% 57.30% 56.73% 59.25% 60.28 % Adjusted Non Interest Expenses / Average Assets(2) 1.59% 1.62% 1.52% 1.62% 1.50 % Diluted EPS $ 0.48 $ 0.43 $ 0.46 $ 0.41 $ 0.40 Diluted EPS (Non-GAAP)(2) $ 0.52 $ 0.48 $ 0.52 $ 0.46 $ 0.44 23

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Non-GAAP Reconciliation ‘‘Tangible book value per share’’ is defined as tangible stockholders’ equity less preferred equity and intangible assets divided by total common shares outstanding. We believe that this measure is important to many investors in the marketplace who are interested in changes from period to period in book value per common share exclusive of changes in intangible assets. ($ in thousands, except per share data) For the Quarters Ended December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 Stockholders' Equity $ 589,873 $ 577,207 $ 565,194 $ 552,470 $ 541,066 Less: Goodwill and Intangible Assets 92,988 94,988 97,027 99,299 101,577 Tangible Common Equity $ 496,885 $ 482,219 $ 468,167 $ 453,171 $ 439,489 Total Assets $ 6,258,818 $ 6,278,479 $ 6,037,874 $ 6,176,563 $ 6,230,763 Less: Goodwill and Intangible Assets 92,988 94,988 97,027 99,299 101,577 Tangible Assets $ 6,165,830 $ 6,183,491 $ 5,940,847 $ 6,077,264 $ 6,129,186 Shares Outstanding 33,413,503 33,421,672 33,374,265 33,374,265 33,332,177 Tangible Book Value per Share - Non GAAP $ 14.87 $ 14.43 $ 14.03 $ 13.58 $ 13.19 Book Value per Share - GAAP $ 17.65 $ 17.27 $ 16.94 $ 16.55 $ 16.23 24

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Non-GAAP Reconciliation ‘‘Efficiency ratio” is defined as recurring noninterest expense less foreclosed real estate ("OREO") expenses and valuation allowances, less merger and acquisition costs, less amortization of intangible assets divided by operating revenue. Operating revenue is equal to net interest income plus noninterest income excluding gains and losses on securities, foreclosed real estate and sales of impaired loans. In our judgment, the adjustments made to noninterest expense and operating revenue allow investors and analysts to better assess our operating expenses in relation to our core operating revenue by removing the volatility that is associated with certain one-time items and other discrete items that are unrelated to our core business. “Efficiency ratio” is defined as noninterest expense divided by operating revenue. This is the ratio that appears in the Company’s SEC filings. ($ in thousands) For the Quarters Ended December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 Noninterest Expense $ 35,499 $ 34,379 $ 34,410 $ 33,747 $ 33,943 Less: Amortization of Intangible Assets (2,000) (2,039) (2,272) (2,278) (2,298) Adjusted Noninterest Expense (Numerator) $ 33,499 $ 32,340 $ 32,138 $ 31,469 $ 31,645 Net Interest Income $ 50,441 $ 48,655 $ 47,252 $ 46,029 $ 44,011 Add: Taxable-equivalent adjustment 92 83 81 81 82 Taxable-equivalent net interest income $ 50,533 $ 48,738 $ 47,333 $ 46,110 $ 44,093 Noninterest Income $ 8,667 $ 7,701 $ 9,318 $ 7,003 $ 8,853 Less: Sale and fair value of held for sale assets — — — — (450) Adjusted noninterest income $ 8,667 $ 7,701 $ 9,318 $ 7,003 $ 8,403 Adjusted Revenue (Denominator) $ 59,200 $ 56,439 $ 56,651 $ 53,113 $ 52,496 Average Assets $ 6,206,753 $ 6,020,574 $ 6,021,385 $ 6,129,241 $ 6,163,497 Efficiency Ratio 60.06% 61.00% 60.83% 63.64% 64.21 % Adjusted Efficiency Ratio – non-GAAP 56.59% 57.30% 56.73% 59.25% 60.28% 25

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Non-GAAP Reconciliation We believe net interest margin excluding accretion, which reflects our net interest margin excluding accretion interest on acquired loans and prepayment penalties of long-term debt, allows investors to better assess our net interest margin in relation to our net interest margin excluding accretion by removing the volatility associated with accretion income. Net Interest Margin ("NIM") and NIM Excluding Accretion(1) ($ in thousands) For the Quarters Ended Q4 2025 Q3 2025 Q2 2025 Q1 2025 Q4 2024 Net Interest Income $ 50,533 $ 48,738 $ 47,333 $ 46,110 $ 44,093 Less: Accretion Interest (2,752) (2,811) (3,575) (3,153) (2,575) Adjusted Net Interest Income $ 47,781 $ 45,927 $ 43,758 $ 42,957 $ 41,518 NIM 3.43% 3.42% 3.35% 3.24% 3.03 % NIM excluding accretion(1) 3.24% 3.22% 3.10% 3.02% 2.85% (1) NIM excluding accretion excludes net accretion income. 26 Pre-Tax Pre-Provision ROAA, ROAE and ROATCE ($ in thousands) For the Quarters Ended December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 Net Income $ 15,887 $ 14,348 $ 15,507 $ 13,764 $ 13,282 Add: Provision for Credit Losses and Unfunded Commitments 2,827 2,992 1,528 1,028 780 Add: Income Tax Expense 4,895 4,637 5,125 4,493 4,859 Non-GAAP PTPP Income $ 23,609 $ 21,977 $ 22,160 $ 19,285 $ 18,921

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Non-GAAP Reconciliation ($ in thousands) For the Quarters Ended December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 Net Income $ 15,887 $ 14,348 $ 15,507 $ 13,764 $ 13,282 Add: Amortization of Intangible Assets, net of tax 1,529 1,541 1,708 1,717 1,683 Less: Sale and fair value of held for sale assets, net of tax — — — — (329) Adjusted Net Income – non-GAAP $ 17,416 $ 15,889 $ 17,215 $ 15,481 $ 14,636 Return on average assets – GAAP 1.02% 0.95% 1.03% 0.91% 0.86 % Adjusted return on average assets – non-GAAP 1.11% 1.05% 1.15% 1.02% 0.94 % Return on Average Common Equity 10.79% 9.96% 11.13% 10.20% 9.82 % Adjusted Return on Average Common Equity – non-GAAP 11.83% 11.04% 12.35% 11.47% 10.82 % Diluted Earnings Per Share – GAAP $ 0.48 $ 0.43 $ 0.46 $ 0.41 $ 0.40 Adjusted Diluted Earnings Per Share – non-GAAP $ 0.52 $ 0.48 $ 0.52 $ 0.46 $ 0.44 Average assets $ 6,206,753 $ 6,020,574 $ 6,021,385 $ 6,129,241 $ 6,163,497 Average Common Equity $ 584,209 $ 571,247 $ 558,952 $ 547,443 $ 538,184 Less: Average Goodwill and Core Deposit Intangible (94,059) (96,074) (98,241) (100,514) (102,794) Average Tangible Common Equity $ 490,150 $ 475,173 $ 460,711 $ 446,929 $ 435,390 Weighted Average Common Shares Outstanding – Basic 33,426,198 33,419,291 33,374,265 33,350,869 33,327,243 27

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Non-GAAP Reconciliation ‘‘Tangible common equity (or “TCE”) is defined as stockholders’ equity less preferred equity and intangible assets. “Tangible assets" (or “TA”) are defined as total assets less intangible assets. We believe that the TCE/TA and the Return on Average Tangible Common Equity (“ROATCE”) ratios are important to many investors in the marketplace who are interested in changes from period to period exclusive of changes in preferred equity and intangible assets. Our calculation of ROATCE excludes the amortization of core deposits and merger costs. Return on Average Common Equity ("ROACE"), Return on Average Tangible Common Equity ("ROATCE") and Adjusted ROATCE ($ in thousands) For the Quarters Ended December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 Stockholders' Equity $ 589,873 $ 577,207 $ 565,194 $ 552,470 $ 541,066 Less: Goodwill and Intangible Assets (92,988) (94,988) (97,027) (99,299) (101,577) Tangible Common Equity $ 496,885 $ 482,219 $ 468,167 $ 453,171 $ 439,489 ($ in thousands) For the Quarters Ended Q4 2025 vs. Q4 2025 vs. December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 Q3 2025 Q3 2025 Net Income $ 15,887 $ 14,348 $ 15,507 $ 13,764 $ 13,282 $ 1,539 10.7 % Add: Amortization of Other Intangible Assets, net of tax 1,529 1,541 1,708 1,717 1,683 (12) (0.8) % Less: Sale and fair value of held for sale assets, net of tax — — — — (329) — — % Adjusted Net Income – non-GAAP $ 17,416 $ 15,889 $ 17,215 $ 15,481 $ 14,636 $ 1,527 9.6 % ROACE 10.79% 9.96% 11.13% 10.20% 9.82% 83 bps 8.3 % ROATCE – non-GAAP 14.10% 13.27% 14.99% 14.05% 13.67% 83 bps 6.3 % Adjusted ROATCE – non-GAAP 14.10% 13.27% 14.99% 14.05% 13.37% 83 bps 6.3 % Average Common Equity $ 584,209 $ 571,247 $ 558,952 $ 547,443 $ 538,184 $ 12,962 2.3 % Average Tangible Common Equity $ 490,150 $ 475,173 $ 460,711 $ 446,929 $ 435,390 $ 14,977 3.2% 28

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 NASDAQ: SHBI © 2025 Shore Bancshares, Inc.